
                                      Office of the United States Trustee
-----------------------------------------------------    ----------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                 --------------------------------------
Irvine, CA  92618
                                                         Statement Number:      9
                                                                           ----------
                                         Debtor.
                                                         For the period     FROM:            11/1/00
----------------------------------------------                                        --------------
Chapter 11 Case No.:    SA00-12645RA                                        TO:              11/30/00
                     -------------------------                                        ---------------
-----------------------------------------------------    ----------------------------------------------------


                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                         Money Plus         General          Payroll            Tax
                                                                  Account           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
A.       Total Receipts per all Prior Interim Statements       -$2,500,719.18-    $4,697,935.74   $381,327.00            $200.00
                                                              ----------------- ---------------- ---------------- ----------------
B.       Less:  Total Disbursements per all Prior Statements            -0-        4,379,643.72    366,187.35              -0-
                                                              ----------------- ---------------- ---------------- ----------------
C.       Beginning Balance (A less B)                           -2,500,719.18-       318,292.02     15,139.65             200.00
                                                              ----------------- ---------------- ---------------- ----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                                10,777.07      1,327,237.71     26,000.00              -0-
                                                              ----------------- ---------------- ---------------- ----------------
E.       Balance Available (C plus D)                            2,511,496.25      1,645,529.73     41,139.65             200.00
                                                              ----------------- ---------------- ---------------- ----------------
F.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Date           Check No.         Payee/Purpose
         ----           ---------         -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD:                               -0-          151,431.26     25,706.28              -0-
                                                              ----------------- ---------------- ---------------- ----------------
G.       Ending Balance (E less F)                              $2,511,496.25     $1,494,098.47    $15,433.37            $200.00
                                                              ----------------- ---------------- ---------------- ----------------

H.  (1)  General Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011381
                                   ---------------------------------------------
    (2)  Payroll Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011111
                                   ---------------------------------------------
    (3)  Tax Account:
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)      Account Number:   3700011031
                                 ----------------------------------------------------------------------------------------
    (4)      Money Plus Account
         (a)      Depository Name and Location:  California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                 --------------------------------------------------------------------
         (b)  Account Number:       3700021509
                               -------------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1500
         ----------------------------------------------------------------------------------------------

     I, (Name/Title: Robert Mosier/ ), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:     12-20-00
        -------------------
                                                 _______________________________
                                                 Debtor in Possession or Trustee


                                      Office of the United States Trustee
-----------------------------------------------------    ------------------------------------------------------------
In re:

PREMIER LASER SYSTEMS, INC.                              DEBTOR IN POSSESSION INTERIM STATEMENT
3 Morgan                                                 --------------------------------------
Irvine, CA  92618
                                                         Report No. :               9                Page 1 of 3
                                                                           ------------------
                                         Debtor.
                                                         For the period FROM:                11-1-00
----------------------------------------------                                        --------------
Chapter 11 Case No.:        SA00-12645RA                                       TO:           11-30-00
                      ------------------------                                        ---------------
-----------------------------------------------------    ------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                [SEE ATTACHMENT TWO]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------


                          DEBTOR IN POSSESSION OPERATING REPORT NO.:   9   PAGE 3 OF 3
                                                                     -----

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable): (SEE ATTACHMENT #3, #4)

                                      ---------------------------- ----------------------------
                                           Accounts Payable            Accounts Receivable
                                      ---------------------------- ----------------------------
        Current      Under 30 Days                $139,490.27                      $-218
                                      ---------------------------- ----------------------------
        Overdue      31-60 Days                    107,000.00                     18,997
                                      ---------------------------- ----------------------------
        Overdue      61-90 Days                     81,000.00                        100
                                      ---------------------------- ----------------------------
        Overdue      91-120 Days                    91,000.00                          0
                                      ---------------------------- ----------------------------
        Overdue      Over 121 Days                 473,179.34                  5,311,327
                                      ---------------------------- ----------------------------
        TOTAL                                     $891,669.61                 $5,330,206
                                      ---------------------------- ----------------------------


3.   Statement of Status of Payments to Secured Creditors and Lessors:    (SEE ATTACHMENT # 5)

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due             Number            Amount
---------------------------------- ------------------- --------------- --------------- -------------------------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             --------------------------------------------------------------------------------------


4.       Tax Liability:
                  Gross Payroll Expense for Period:                    $        15,812.94
                                                                        -------------------------
                  Gross Sales for Period Subject to Sales Tax          $        8,846.62
                                                                        -------------------------

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        11-21-00, 12-06-00                  $1,903.77                 $2,319.66
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          11-21-00, 12-06-00                     404.71                    480.32
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    Not Paid                                -0-
                                             ------------------------------------------------- -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made

                                                 (SEE ATTACHMENT #6)

5.   Insurance Coverage:

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Calco              $1M, $1M, $1M              6-1-01             6-1-01
Product/Completed Liability         Medmarc/AON            $10Kea., $100K agg.
                                                           Self Ins. Ea. $50K,
                                                           $200 agg.                  3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
Liability                           Fed. Ins. Co./AON      $4 M ea., $4M agg.         3-1-01             3-1-01
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ----------------------------------------------------------------------------------
Property & General Liability        Fed. Ins. Co./AON      $1M ea., $2M agg.          3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
        Theft                       Fed. Ins. Co./AON      $75K & $75K                3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------

                                    ---------------------- --------------------- ------------------ ------------------
        Vehicle  (Hired)            Fed. Ins. Co./AON      $1M                        3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial/AON         $500K & $500K              1-1-01             1-1-01
  Patent Infringement Abatement     Reliance/Calco         $1M ea., $3M agg           2-24-00            Expired
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l.
                                    Specialty/Calco        $2M ea., $2M agg           6-18-00            Expired
                                    ---------------------- --------------------- ------------------ ------------------
  D&O                               Rock River &           $10,000,000               12-10-00            Expired
                                    Lloyd/Calco
                                    ---------------------- --------------------- ------------------ ------------------

            DEBTOR IN POSSESSION OPERATING REPORT NO.: 9 PAGE 3 OF 3
                                                     -----

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     |_|  :  Yes  Explain:
                            ---------------------------------------------------
     |X|  :  No

     B. Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     |_|  :  Yes  Explain:
                            ---------------------------------------------------
     |X|  :  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                 Amount Paid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Marten, Olson & Bear                         Attorney                              $101,568.34
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                               605,611.00
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop & Couchet                                   Attorney                               144,000.00
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

    ----------------------------------------------------------------------------
    None
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

     9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
                          Total
       Quarterly       Disbursements                       Date           Amount                      Quarterly Fee
     Period Ending     for Quarter     Quarterly Fee       Paid            Paid         Check No.      Still Owing
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    3/31/00               69,828.68            500.00           4/27         500.00     10035, 10038        0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    6/30/00              790,304.81          3,750.00           7/19       3,750.00     10352               0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    9/30/00              683,186.02          3,750.00          10-16       3,750.00     10567               0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

I, (Name/Title: Robert Mosier/ ), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   12-20-00
        -------------------
                                                 _______________________________
                                                 Debtor in Possession of Trustee

                                  ATTACHMENT #2

1. Profit and Loss Statement (Modified Cash Basis)

A. Related to Business Operations
         Gross Sales                                                  27,743.70
         Less: Sales Returns and Discounts                                 -
                                                                  --------------
         Net Sales                                                    27,743.70
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
         Add: Purchases
         Less:  Ending Inventory at Cost
         Cost of Goods Sold                                              732.20
                                                                  --------------
         Gross Profit                                                 27,011.50
         Other Operating Revenues                                          -
         Less: Operating Expenses:
         Officer Compensation                                          8,333.00
         Salaries and Wages-Other Employees                            7,479.94
                                                                  --------------
         Total Salaries and Wages                                     15,812.94
         Outside Services                                             41,475.00
         Board of Directors Fees                                       6,000.00
         Employee Benefits and Pensions                               14,791.47
         Payroll Taxes                                                   812.59
         Real Estate Taxes
         Federal and State IncomeTaxes
                                                                  --------------
         Total Taxes                                                     812.59
         Rent and Lease Expense
         Interest Expense
         Insurance
         Automobile Expense
         Utilities                                                     9,281.59
         Depreciation
         Repairs and Maintenance                                         283.23
         Hiring expense
         Vacation expense
         Advertising
         Supplies, Office Expense, Photocopies, etc                      838.37
         Bad Debts
         Miscellaneous Operating Expenses:
         Legal                                                         8,450.57
         Travel
         Entertainment
         Securities expense                                           20,954.62
         ADP fees                                                        381.38
         Other                                                         1,442.55
                                                                  --------------
         Total Miscellaneous Operating Expenses                       31,229.12
                                                                  --------------
         Total Operating Expenses                                    120,524.31
                                                                  --------------
         Net Gain/Loss from Business Operations                      (93,512.81)
                                                                  ==============

B. Not Related to Business Operations
         Income:
         Interest Income                                              11,496.25
         Other Non-Operating Revenues
         Gross Proceeds on Sale of Assets
         Less: Original Cost of Assets plus Expense of Sale
                                                                  --------------
         Net Gain/Loss on Sale of Assets                                   -
                                                                  --------------
         Total Non-Operating Income                                   11,496.25
                                                                  --------------
         Expenses Not Related to Business Operations:
         Legal and Professional Fees
         Other Non-Operating Expenses
                                                                  --------------
         Total Non-Operating Expenses                                      -
                                                                  --------------
         NET INCOME/LOSS FOR PERIOD                                  (82,016.56)
                                                                  ==============

    Note:Included in October cash receipts of $1,300,000, $1,000,000 was from Surgilight and $300,000 for Intralase, these amounts were not recognized. The accounting of these amounts will be done after further consultation with professional accountants but no later than 45 days from 12/15/00.

                                    ATTACHMENT #3


Vendors                                                         Amount
--------------------------------------------------------------------------------
Knobbe Marten Olson & Bear                                      101,568.34
O'Melveny & Myers                                               605,611.00
Winthrop  & Couchot                                             144,000.00
Standard Insurance                                                  511.55
Leo Blomgren                                                        180.00
Harvey Miller                                                       105.00
Don Skelton                                                         647.10
Colette Cozean                                                    5,200.00
Magnum Group                                                     25,000.00
Tax Agencies                                                      8,846.62
--------------------------------------------------------------------------------
Total                                                           891,669.61

(1) Various Sales Tax Agencies

                                              ATTACHMENT # 5

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

-----------------------------------------------------------------------------------------------------------
                                          Frequency                                    Post Petition
                                          of Payments      Amount     Next           Payments Not Made
    Creditor/                             per Contract/    of Each    Payment  --------------------------
    Lessor                                Lease            Payment    Due        Number     Amount (1)
-----------------------------------------------------------------------------------------------------------
     2 Konica(4)                          Monthly         217.58      11-Dec
     3 Konica(4)                          Monthly         328.31      11-Dec
     4 Konica(4)                          Monthly         388.42      27-Dec
     5 Pitney Bowes Credit Corporation    Quarterly     1,395.00                   9             4,185.00
     6 Steelcase Financial Services(4)    Monthly         381.94
     7 Dell(1)                            Monthly         965.83
     8 Green Tree(2)                      Monthly         778.23
     9 IC Capital(3)                      Monthly         483.78
    10 Intelenet                          Monthly         474.00      15-Dec
-----------------------------------------------------------------------------------------------------------

   (1) Signed Stipulation
   (2) Signed Stipulation
   (3) O'Melveny handling in court
   (4) Under Negotiation